INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Text Block]
7.     INCOME TAXES

The provision for income taxes differs from the result which would be obtained by applying the statutory income tax rate of 34% (2011 - 34%; 2010 – 34%) to income before income taxes. The difference results from the following items:
	2012	2011	2010

Computed expected (benefit) income taxes	$(1,023,000)	$(1,004,000)	$(375,000)
Increase in valuation allowance	1,023,000	1,004,000	375,000
	$-	$-	$-

Significant components of the Company’s deferred income tax assets are as follows:

	2012	2011	2010

Deferred income tax asset	$2,768,000	$1,744,000	$740,000
Valuation allowance	(2,768,000)	(1,744,000)	(740,000)
	$-	$-	$-

The Company has net operating losses of approximately $8,140,000 (2011 - $5,131,000 ; 2010 - $2,177,000), which if unutilized, will expire through to 2032. Future tax benefits, which may arise as a result of these losses, have not been recognized in these consolidated financial statements and have been offset by a valuation allowance.

The Company and its subsidiaries file income tax returns in Canada and China.  These tax returns are subject to examination by local taxation authorities provided the tax years remain open to audit under the relevant statute of limitations.